Second Quarter 2026 Earnings Presentation August 11, 2026

Disclaimer Forward Looking Statement This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's guidance for fiscal year 2026 (including the Company’s estimates for revenue, gross margin, operating expenses, and capital expenditures), the Company’s expectations regarding its ability to achieve positive EBITDA in the second half of 2026,  the Company’s expectations about future demand, growth, profitability, long-term value, capacity requirements and operational efficiencies, scaled production, pipeline of opportunities, customer priorities, positive gross margins, the Company’s expectations regarding its liquidity and capital requirements, including plans to raise additional capital to support its expansion and the potential sources and uses of that capital and the Company’s beliefs regarding its ability to execute on strategic initiatives, scale operations and capitalize on growing demand, the Company’s expectations regarding the timing of the Livermore Production Campus becoming operational and its expected manufacturing capacity, delivery timelines, and cost benefits, the Company’s expectations regarding its potential cost savings, the Company’s expectations about its market strategy and financial and operational position, the Company's expectations that the RPS parts production business will contribute an increasing share of revenue, and the Company’s other expectations, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “FY 2025 10-K”) and its Quarterly Reports on Form 10-Q ("Quarterly Reports") and the other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability of the Company to execute its business plan, which may be affected by, among other things, competition, the Company’s liquidity position/lack of available cash, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) the Company’s ability to continue as a going concern; (3) the Company’s ability to service and comply with its indebtedness; (4) the Company’s ability to raise additional capital in the near-term; (5) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (6) the risk that future sales of common stock, including sales under the Company's at-the-market offering program, will dilute existing stockholders and may adversely affect the market price of the Company's common stock; (7) changes in the applicable laws and regulations; (8) risks related to the Company’s exposure to government and defense contracts, including potential delays or reductions in government funding, government shutdowns, changes in defense procurement priorities or spending levels, and the timing and uncertainty of government contract awards and modifications; (9) the risk that the Company’s backlog and bookings may not convert into revenue on the timelines the Company expects, or at all; (10) the risk that the Company may not achieve its financial guidance for fiscal year 2026, including its increased revenue guidance, and that actual results may differ materially from, or that the Company may revise, such guidance; and (11) other risks and uncertainties described in the FY 2025 10-K and the Quarterly Reports, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by applicable law.  * Additional information on the use of Non-GAAP financial information, industry and market data, and trademarks is included in the appendix of this presentation.

Q2 2026 Financial Results Delivered a strong quarter Revenue of $20.7 million, up 52.3% year-over-year Gross margin of 21.5% Cash and cash equivalents of $91.1 million as of June 30, 2026 New Livermore Production Campus expected to triple manufacturing capacity and support accelerating demand Increases 2026 revenue guidance to $65 million to $75 million, from $60 million to $70 million

Pipeline momentum driven by our refined go-to-market model and expansive market opportunities Repeat Customers Continue to Drive Demand While Adding New Customers Pipeline Generation Repeat orders have been consistently in the 80%+ range of total orders Defense and Aerospace are primary sectors for pipeline growth in Q2 Total Backlog* * $ in millions Backlog growth demonstrates strong demand and future revenue potential RPS Momentum Continues to Drive Pipeline Growth

Expected to Triple Production Capacity to Support Accelerated Demand Expanding manufacturing operations to support increasing customer demand Launched new Livermore Production Campus Supports increasing demand for Velo3D's metal additive manufacturing solutions Facility expected to become operational later this year and serve as the Company's primary production and manufacturing center Supports growing customer demand across aerospace, defense, space and other industrial markets Expected to improve delivery capabilities, operational efficiency and support future revenue growth Reinforces Velo3D's strategy of scaling production to support long-term customer programs

Velo3D: Expands Strategic Partnership with Mears Machine Fifth Sapphire XC system deepens a long-standing distributed manufacturing partnership Mears Machine Corp. ordered its fifth Sapphire XC® metal additive manufacturing system Agreement includes options to purchase two additional Sapphire XC systems Expands a long-standing strategic relationship Additional systems will support distributed manufacturing capabilities for aviation, defense, energy and space Demonstrates customer confidence in Velo3D's large-format additive manufacturing technology Supports increasing production capacity for mission-critical customer programs

Velo3D: Establishes Strategic Partnership with Aurelia Technologies Collaboration focused on advancing additive manufacturing for next-generation gas turbine systems Velo3D technology will enable more complex turbine component designs, design consolidation, reduced manufacturing lead times, improved supply chain resilience and lower production costs Expands Velo3D's presence in advanced energy and industrial applications Demonstrates the Company’s ability to support highly engineered, performance-critical components

Strengthened Balance Sheet Through Registered Direct Offering and At-the-Market Program Strengthened balance sheet to support growth initiatives and ongoing operations Closed firm commitment underwritten registered direct offering of 3,571,428 shares of common stock, with gross proceeds of approximately $50 million Received $59.4 million of gross proceeds during the second quarter under the Company’s at-the-market program established in May 2026 Net proceeds intended for working capital and general corporate purposes   Bolsters liquidity position to support continued growth and operational execution

Velo3D: Added to Russell 3000® Index and Russell Microcap® Index Milestone inclusion broadens exposure to the institutional investment community Added as a member of the broad-market Russell 3000® Index and the Russell Microcap® Index, effective when the US market opened on June 29, as part of the first 2026 reconstitution Membership captures up to the 4,000 largest US stocks as of April 30, ranked by total market capitalization, and remains in place until the next semi-annual reconstitution in December 2026 About $12.2 trillion in assets are benchmarked against the Russell US indexes as of end of May 2026 Reflects meaningful progress in transforming the company and advancing technology leadership Broadens visibility and access to a wider base of institutional and index investors

Confidential & Proprietary | Financial Overview

Financial Summary Reconciliations to U.S. generally accepted accounting principles (GAAP) financial measures are presented under “Non-GAAP Financial Information.” Non-GAAP Adjusted Operating Expenses excludes stock-based compensation. Non-GAAP Adjusted EBITDA excludes interest expense, tax expense, depreciation and amortization, stock-based compensation, loss on warrant cancellation, and fair value adjustments. ($ in millions) Q2’26 Q2’25 6M’26 6M’25 Total Revenue $20.7 $13.6 $34.5 $22.9 3D Printer and Parts Sales 19.0 12.1 31.0 19.6 Support Service / License / Recurring Revenue 1.7 1.5 3.5 3.3 Cost of revenue 16.2 15.2 27.7 23.8 Gross Profit 4.4 (1.6) 6.8 (0.9) % Gross Margin 21.5% (11.7%) 19.8% (3.9%) Total Operating Expenses 15.5 10.0 24.8 22.2 Non-GAAP Adjusted Operating Expenses1 13.1 8.8 21.2 17.6 Net Income (Loss) (11.5) (13.3) (18.5) (38.3) Non-GAAP Adjusted EBITDA1 (8.1) (8.9) (11.7) (15.9)

2026 Outlook FY 2026 Guidance as of August 11, 2026 • Increases revenue guidance to $65 million to $75 million, from $60 million to $70 million, reflecting first-half performance and current backlog and pipeline • Sequential improvement in gross margin o Greater than 30% gross margin in second half of 2026 • Non-GAAP adjusted operating expenses in the range of $45 million to $55 million • Capital expenditures in the range of $40 million to $50 million, primarily for RPS expansion, subject to the availability of sufficient financing • Positive EBITDA in the second half of 2026 * The Company has not provided a reconciliation of non-GAAP adjusted operating expense and EBITDA guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Thank You!

Disclaimer Non-GAAP Financial Information The Company uses non-GAAP financial measures, such as Non-GAAP / Adjusted operating expenses, EBITDA, Adjusted EBITDA, and Non-GAAP net (loss), to help it make strategic decisions, establish budgets and operational goals for managing its business, analyze its financial results and evaluate its performance. Management believes adjusted “Non-GAAP Net Loss”, “Non-GAAP net loss per basic and diluted share”, “EBITDA”, “Adjusted EBITDA” and “Non-GAAP Adjusted Operating Expenses” are useful to investors because they allow for comparison to the Company’s performance in prior periods without the effect of items that, by their nature, tend to obscure the Company’s core operating results due to potential variability across periods based on the timing, frequency and magnitude of such items. As a result, management believes that these measures enhance the ability of investors to analyze trends in the Company’s business and evaluate the Company’s performance relative to peer companies. Industry and Market Data In this presentation, the Company relies on and refers to publicly available information and statistics regarding the market in which the Company competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the information provided by third-party sources.  Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of the respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Non-GAAP Reconciliation - Non-GAAP Net Loss (Unaudited) Confidential & Proprietary |

Non-GAAP Reconciliation - Adjusted EBITDA (Unaudited) Confidential & Proprietary |

Non-GAAP Reconciliation - Non-GAAP Adjusted Operating Expenses (Unaudited) Confidential & Proprietary |